Wintrust Financial Corporation
9700 W. Higgins Road, Rosemont, Illinois 60018

FOR IMMEDIATE RELEASE
March 2, 2015

FOR MORE INFORMATION CONTACT:
Edward J. Wehmer, President/CEO – Wintrust Financial Corporation, (847) 939-9000
David A. Dykstra, COO – Wintrust Financial Corporation, (847) 939-9000
Donald H. Wilson, Chairman/President/CEO – Community Financial Shares, Inc. (630) 547-9428
Wintrust Website address: www.wintrust.com

WINTRUST FINANCIAL CORPORATION ANNOUNCES PLANS TO ACQUIRE COMMUNITY FINANCIAL SHARES, INC.

ROSEMONT, ILLINOIS – Wintrust Financial Corporation (“Wintrust”) (Nasdaq: WTFC) today announced the signing of a definitive agreement to acquire Community Financial Shares, Inc. (“CFIS”) (OTC US: CFIS). CFIS is the parent company of Community Bank-Wheaton/Glen Ellyn (“CBWGE”), an Illinois-state chartered bank, which operates four banking locations in Wheaton and Glen Ellyn, Illinois.
Since its formation in 1994, CBWGE has an exemplary history of serving its community. As of December 31, 2014 it had approximately $343 million in assets and approximately $310 million in deposits. CBWGE’s approach to customer service is similar to that at each of the fifteen Wintrust Community Banks and their more than 140 banking locations. Like the Wintrust banks, CBWGE emphasizes high quality products and prides itself on top notch, highly personalized customer service.
Edward J. Wehmer, President and CEO of Wintrust, said, “This transaction provides a wonderful opportunity to expand and complement our existing market presence in the communities of Wheaton and Glen Ellyn, Illinois. We look forward to the combined synergies that our two firms can realize in the local communities while providing CBWGE’s customers with an expanded array of products and services. Upon completion of the transaction, Wintrust will have six branch locations in the Wheaton and Glen Ellyn markets and expects to combine three of the branch offices with existing branch offices during the second half of 2015.”
Donald H. Wilson, President and CEO of CBWGE, stated, “We are excited about the opportunity to combine resources with Wintrust and look forward to partnering with a successful organization that is like-minded in its philosophy of offering highly personalized banking services and with the financial capabilities to support further expansion.” Mr. Wilson emphasized that by joining forces with Wintrust, “the transaction allows us to continue focusing on serving our customers, while becoming part of a growing and dynamic force in Chicagoland banking. We clearly see benefits for our customers and shareholders and we look forward to joining the Wintrust family.”
Daniel A. Strauss, Portfolio Manager of Clinton Group Inc., CFIS’s largest shareholder, and a Director of CFIS, added "we believe this transaction is an excellent outcome for CFIS and its shareholders and serves as a testament to both the value we saw in CFIS at the time of our investment and the skill of Don Wilson and his management team in getting us to this point. Joining the Wintrust family represents an exciting new chapter for CFIS and its customers."
Terms of the Transaction
Subject to possible adjustment, the aggregate purchase price will approximate $42.375 million. Shares of CFIS common stock outstanding at the time of the merger, including from the conversion of all CFIS preferred stock, will be converted into the right to receive merger consideration paid in a combination of approximately 50% cash and 50% shares of Wintrust common stock.
The transaction is subject to approval by banking regulators, approval of CFIS’s shareholders and certain closing conditions. The transaction is expected to close in the second quarter of 2015 and is not expected to have a material effect on Wintrust’s 2015 earnings per share.
Advisors
FIG Partners LLC acted as financial advisor to CFIS in the transaction. D.A. Davidson & Co. provided a fairness opinion to the Board of Directors of CFIS. Godfrey & Kahn, S.C. acted as CFIS’s legal advisor and Schiff Hardin LLP served as outside counsel to Wintrust.
About Wintrust
Wintrust is a financial holding company with assets of approximately $20 billion whose common stock is traded on the NASDAQ Global Select Market. Built on the "HAVE IT ALL" model, Wintrust offers sophisticated technology and resources of a large bank while focusing on providing service-based community banking to each and every customer. Wintrust operates fifteen community bank subsidiaries with over 140 banking locations located in the greater Chicago and southern Wisconsin market areas. Additionally, the Company operates various non-bank business units including one of the largest commercial insurance premium finance companies operating in the United States and Canada, a company providing short-term accounts receivable financing and value-added out-sourced administrative services to the temporary staffing services industry, a business unit engaging primarily in the origination and purchase of residential mortgages for sale into the secondary market throughout the United States, and companies providing wealth management services.
About CFIS
Community Financial Shares, Inc. is a bank holding company, headquartered in Glen Ellyn, Illinois, whose wholly-owned subsidiary, Community Bank-Wheaton/Glen Ellyn, is a state-chartered commercial bank insured by the FDIC. The Bank provides banking services common to the industry, including but not limited to, demand, savings and time deposits, loans, mortgage loan origination for investors, cash management, electronic banking services, internet banking services including bill payment, Community Investment Center services, and debit cards. The Company’s common stock is quoted on the OTCQB under the symbol “CFIS.”
Forward-Looking Information
This communication contains forward-looking statements within the meaning of the federal securities laws relating to the proposed acquisition of Community Financial Shares, Inc. (“Community Financial Shares”) by Wintrust Financial Corporation (“Wintrust”) and integration of Community Financial Shares with Wintrust, the combination of their businesses and projected revenue, as well as profitability and earnings outlook. Investors and security holders are cautioned that such statements are predictions and actual events or results may differ materially. Community Financial Shares’ expected financial results or other plans are subject to a number of risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in the Annual Report on Form 10-K for the most recently ended fiscal year and subsequent Quarterly Report on Form 10-Q of each of Wintrust and Community Financial Shares, as well as the proxy statement/prospectus described below. Forward-looking statements speak only as of the date made, and the parties undertake no duty to update the information.
Important Information for Investors and Security Holders

This communication is being made in respect of the proposed merger transaction involving Wintrust and Community Financial Shares. This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval.
The proposed merger transaction will be submitted to the stockholders of Community Financial Shares for their consideration. In connection therewith, the parties intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4, which will include the proxy statement of Community Financial Shares that constitutes a prospectus of Wintrust (the “proxy statement/prospectus”). However, such materials are not currently available. The proxy statement/prospectus will be mailed to the stockholders of Community Financial Shares. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WINTRUST, COMMUNITY FINANCIAL SHARES, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about Wintrust and Community Financial Shares, once such documents are filed with the SEC, at the SEC’s website at www.sec.gov. In addition, copies of the documents filed with the SEC by Wintrust, including the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus, will be available free of charge on the Wintrust’s website at www.wintrust.com under the heading “Investor Relations” and then under the link “Documents” or by contacting David A. Dykstra, Senior Executive Vice President at (847) 939-9000. Copies of the documents filed with the SEC by Community Financial Shares, including the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus, will be available free of charge on Community Financial Shares’ bank’s website at www.cbwge.com under the heading “Investor Relations” or by contacting Christopher Barton at (630) 784-4505.

Participants in the Distribution
Wintrust, Community Financial Shares and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Wintrust is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 4, 2014, its annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 27, 2015, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of Community Financial Shares is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on December 16, 2014, its annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 28, 2014, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.
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